Subsequent Events - Additional Information (Details) - EBP 002 [Member] - Subsequent Event [Member] $ in Millions	1 Months Ended
Mar. 31, 2026 USD ($)
EBP, Subsequent Event [Line Items]
EBP, Subsequent event, description	The Company acquired Eco Material Technologies in 2025. Eco Material Technologies sponsored and maintained a qualified retirement plan, the Eco Material Technologies 401(k) Plan (the “Eco Plan”). In March 2026, the Eco Plan was merged into the Plan and net assets available for benefits of approximately $138 million were transferred into the Plan.
EBP, Change in net asset available for benefit, transfer to (from) plan	$ 138